UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-3056

TRIDAN CORP.
(Exact name of registrant as specified in charter)

51 East 42nd Street, 17th floor, New York, NY 10017
(Address of principal executive offices)

I. Robert Harris, c/o Kantor, Davidoff, Wolfe, Mandelker, Twomey & Gallanty, P.C.
51 East 42nd Street, New York, NY 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 239-0515

Date of fiscal year end:	April 30, 2010

Date of reporting period:	October 31, 2009

Item 1.	Reports to Stockholders.

Attached on the following pages is a copy of the registrant’s semi-annual report as of October 31, 2009 transmitted to stockholders.

TRIDAN CORP.

P.O. Box 634, New City, N.Y. 10956
(212)239-0515

SEMI-ANNUAL REPORT

December 22, 2009

Dear Shareholder:

This semi-annual report of Tridan Corp. covers the six-month period from May 1, 2009 to October 31, 2009. As part of this report, we enclose the unaudited financial report for that six-month period and for the corresponding period in 2008.

A schedule of the company's portfolio holdings at October 31, 2009, consisting entirely of municipal obligations, is included in the financial report. The company invests exclusively in non-voting securities. The company files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The company's Forms N-Q are available on the Commission's website at http://www.sec.gov. They may be reviewed and copied at the Commission's Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The net asset value per share at October 31, 2009 was $12.13, compared with $11.62 at October 31, 2008. Net investment income per share was $.18 for the six-month period ended October 31, 2009, compared with $.19 for the six-month period ended October 31, 2008.

At the company's last annual meeting on June 16, 2009, the reappointment of Weiser LLP as the company's auditors for the fiscal year ending April 30, 2010 was ratified by the shareholders as follows:

Shares Voted For	2,819,078
Shares Voted Against	None
Shares Abstaining	139

Tridan Corp.
December 22, 2009
Page – 3 –

financial statements and detailed information regarding Morgan's business, personnel and operations, advisory services, compensation matters, portfolio strategy, investment performance, sources of information, fee comparisons, compliance programs, and other matters of significance to the relationship between Tridan and its investment adviser, all of which material was furnished to each director. The directors reviewed all of this material and discussed the same at length, as well as their own views on Morgan's previous performance and relationship with Tridan, with particular attention to the following areas:

Investment Performance

At each meeting, the directors receive, review and discuss with Morgan's representatives various data showing Tridan's portfolio characteristics, including market value, average duration, credit quality, coupon, estimated annual income and yield statistics, and breakdown information regarding duration, credit, and investment sectors. Morgan's quarterly presentation also includes the portfolio performance over three months, year to date, one year, three years, five years and ten years, compared with the Upper NY Intermediate Muni Debt Funds, JPMorgan NY Tax Free Bond Fund, Sanford Bernstein NY Muni Fund, and Lehman 1-17 Year NY Muni Bond Index. Based on their review, the directors all agreed that Tridan's relative investment performance has been satisfactory.

Nature. Extent and Quality of Service

The board's analysis of the nature, extent and quality of Morgan's services to Tridan was based on knowledge gained over time from discussions with management and at the board's regular meetings. In addition, the directors reviewed materials contained in Morgan's response to Tridan's 15(c) Questionnaire pursuant to the Investment Company Act of 1940, and its Form ADV under the Investment Advisers Act of 1940 concerning, among much other information, the qualifications, education and experience of Morgan's personnel involved in rendering those services. As Tridan's investment adviser, Morgan manages the investment of the Company's assets, including purchases and sales of securities, and arranges for the periodic transfer of cash required to pay expenses and make distributions to shareholders. Morgan also provides clerical and bookkeeping services, and prepares and issues periodic reports and statements. Its affiliate maintains custody of Tridan's securities and provides access thereto upon request. The board considered its adviser's performance of these administrative and support services, including monitoring adherence to the company's investment policies, guidelines and restrictions, Morgan's responsiveness to requests by Tridan's counsel for periodic information, reports and certifications required for compliance with securities laws and regulations, and maintaining and monitoring their respective compliance programs in light of today's extensive regulatory requirements. The board concluded that the nature, extent and quality of the services provided by Morgan to the company have been and continue to be appropriate and beneficial.

Tridan Corp.
December 22, 2009
Page – 4 –

Fees

Under its Investment Advisory Agreement with Morgan, Tridan pays an annual fee, computed and payable quarterly, equal to 0.28% of its net assets under management. The agreement requires Morgan to bear all expenses incurred by it in connection with its activities under the agreement, without any reimbursement from the company. In addition, there is no charge made to Tridan for maintaining custody of the company's securities and for custodial-related services rendered by Morgan and its affiliates. In light of the nature, extent and quality of the services received by Tridan from Morgan and its affiliated companies, and comparing the management fees charged by Morgan to other fixed-income investment companies managed by it, all of which are many times larger than Tridan, the Board considers Morgan's management fee to Tridan to be reasonable.

After full consideration of the above factors, the board concluded unanimously that renewal of the investment advisory agreement with J.P. Morgan Investment Management Inc. was in the best interest of Tridan and its shareholders.

Sincerely

TRIDAN CORP.

/s/ Peter Godoman

Peter Godoman, President

TRIDIAN CORP.

FINANCIAL REPORT
(Unaudited)

OCTOBER 31, 2009 AND 2008

TRIDAN CORP.
(Unaudited)

48 South Franklin Turnpike
Ramsey, New Jersey 07446
Tel: 201-236-0100 Fax: 201-236-0200

To the Shareholders and Board of Directors
Tridan Corp.

We have compiled the accompanying statements of assets and liabilities, and schedules of investments in municipal obligations of Tridan Corp. as of October 31, 2009 and 2008, the related statements of operations for the six months then ended and changes in net assets for the six months ended October 31, 2009, and financial highlights (Note 6 to the financial statements) for each period in the six months ended October 31, 2005 through 2009, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

A compilation is limited to presenting in the form of financial statements information that is the representation of management.  We have not audited or reviewed the aforementioned financial statements and financial highlights and, accordingly, do not express an opinion or any other form of assurance on them.

The statement of changes in net assets for the year ended April 30, 2009 was derived from financial statements that were audited by another accounting firm.  Their report, dated May 28, 2009, expressed an unqualified opinion thereon, but they have not performed any auditing procedures since that date.

We are not independent with respect to Tridan Corp.

Ramsey, New Jersey
December 7, 2009

Certified Public Accountants & Consultants

TRIDAN CORP.

STATEMENTS OF ASSETS AND LIABILITIES

(Unaudited)

	OCTOBER 31,

	2009	2008
ASSETS

Investments in municipal obligations, at market value (amortized cost of $33,791,562 and $35,695,432, respectively)	$34,916,871	$35,152,518

Cash and cash equivalents	2,336,390	475,942

Accrued interest receivable	486,140	522,697

Prepaid expenses and other assets	6,218	5,361

	37,745,619	36,156,518

LIABILITIES

Accounts payable and accrued liabilities
Accrued investment advisory fees	25,560	25,000
Accrued fees and disbursements - affiliate	22,688	24,123
Accrued other	22,500	20,360

Common stock redemption payable	3,139	-.-

	73,887	69,483

NET ASSETS	$37,671,732	$36,087,035

Analysis of net assets
Common stock, at $.02 par value, 6,000,000 shares authorized	$63,982	$63,982
Paid in capital	36,702,413	36,730,936
Over distributed investment income, net	(173,342)	(127,383)
Over distributed capital gains	(46,627)	(37,501)
Unrealized appreciation (depreciation) of investments, net	1,125,306	(542,999)

Net assets, equivalent to $12.13 and $11.62 per share based on 3,104,407.8580 and 3,106,761.6784 shares of common stock outstanding, respectively	$37,671,732	$36,087,035

See accompanying notes and accountant's report.

TRIDAN CORP.

SCHEDULES OF INVESTMENTS IN MUNICIPAL OBLIGATIONS

(Unaudited)
	OCTOBER 31,

	2009			2008
	Principal	Amortized	Market	Principal	Amortized	Market
	Amount	Cost	Value	Amount	Cost	Value
Bethlehem N.Y.
Central School District
5.000%, due November 1, 2015	$500,000	$530,192	$565,885	$500,000	$535,036	$521,840

Cattaraugus Cty
NY Public Unlimited tax
5.000%, due June 1, 2014	275,000	286,265	298,172	275,000	289,074	283,137
5.000%, due June 1, 2015	275,000	285,842	293,700	275,000	288,408	280,841

City of Buffalo, NY Sewer Auth.
5.00%, due July 1, 2011	1,110,000	1,133,541	1,187,034	1,110,000	1,145,912	1,162,758

City of New York
General Purpose Unlimited Tax
6.750%, due February 1, 2009	-.-	-.-	-.-	50,000	50,637	50,628

Clarkstown NY Central
School District
5.250%, due April 15, 2015	400,000	420,446	443,564	400,000	424,522	422,732

Cleveland Hill Union Free
School District
5.500%, due October 15, 2011	1,480,000	1,489,579	1,483,482	1,480,000	1,492,236	1,525,184

Ardsley NY Union Free School
5.000%, due June 15, 2014	415,000	445,259	468,107	415,000	451,916	445,930
4.000%, due June 15, 2016	460,000	474,338	493,391	460,000	476,528	463,923

Massapequa NY Union Free
4.00%, due June 15, 2013	300,000	323,144	323,130	-.-	-.-	-.-

Monroe County, N.Y. - Rochester
Pub Improvement
6.000%, due June 1, 2010	10,000	10,050	10,085	10,000	10,100	10,120
6.000%, due March 1, 2012	445,000	467,470	485,544	445,000	476,172	473,400

Mt. Sinai, N.Y. Union Free School District
AMBAC Insured
6.200%, due Feb.15, 2011	1,070,000	1,068,883	1,139,743	1,070,000	1,068,561	1,142,835

See accompanying notes and accountant's report.

TRIDAN CORP.

SCHEDULES OF INVESTMENTS IN MUNICIPAL OBLIGATIONS

(Unaudited)
	OCTOBER 31,

	2009			2008
	Principal	Amortized	Market	Principal	Amortized	Market
	Amount	Cost	Value	Amount	Cost	Value

N.Y. C. –Unlimited Tax
5.000%, due August 1, 2017	$500,000	$530,989	$538,140	$500,000	$537,508	$505,180

N.Y. C. Municipal Water
5.625%, due June 15, 2018	1,000,000	987,977	1,131,390	1,000,000	987,156	1,031,000

N.Y.C Transitional Finance Authority
5.00% due November 1,2021	1,000,000	1,130,135	1,109,530	-.-	-.-	-.-

N.Y. S. Dormitory
5.250%, due October 1, 2017	-.-	-.-	-.-	1,000,000	1,112,404	1,073,460

N.Y.S. Dormitory Authority - State
University Educational Facilities
7-1/2%, due May 15, 2011	275,000	273,564	290,240	365,000	362,965	390,799

N.Y C. Ref. Unltd. tax
6.000%, due May 15, 2030	-.-	-.-	-.-	150,000	169,471	160,274

N.Y.C. Trans.Fin. Auth. Rev.
Var. Rate, due November 1, 2022
5.000%, due July 15, 2016	750,000	800,976	816,608	750,000	808,573	788,550

N.Y.S. Thruway Authority
5.250%, due April 1, 2013	1,000,000	1,046,807	1,113,190	1,000,000	1,060,040	1,065,370
5.250% due March 15, 2019	750,000	810,672	857,213

N.Y.S. Dormitory Authority
Revs. Supported Debt
5.000%, due February 15, 2021	1,035,000	1,063,845	1,062,613	1,035,000	1,068,949	997,709

N.Y.S. Environmental Facilities
Pollution Control - Revolving Fund
5.250% due December 15,2012	400,000	420,624	447,796	400,000	426,972	427,836
5.000%, due June 15, 2018	1,000,000	1,043,599	1,110,270	1,000,000	1,050,156	1,034,480

N.Y.S. Dormitory Authority Revs.
5.250%, due November 15, 2023	1,400,000	1,479,684	1,508,486	1,400,000	1,496,671	1,440,320
5.500%, due July 1, 2019	1,000,000	1,089,436	1,123,400	1,000,000	1,098,779	1,044,210
5.00%, due July 1, 2020	1,000,000	1,040,196	1,027,760	1,745,000	1,821,934	1,699,089

See accompanying notes and accountant's report.

TRIDAN CORP.

SCHEDULES OF INVESTMENTS IN MUNICIPAL OBLIGATIONS

(Unaudited)
	OCTOBER 31,

	2009			2008
	Principal	Amortized	Market	Principal	Amortized	Market
	Amount	Cost	Value	Amount	Cost	Value

N.Y.S. Dormitory Authority
City University General
5.750%, due July 1, 2013	$215,000	$229,050	$229,943	$215,000	$232,643	$227,666

N.Y.S. Local Gov’t. Asst. Corp.
5.500%, due April 1, 2017	240,000	259,213	276,187	240,000	261,724	253,862

N.Y.S. Dormitory Authority Revs.
5.000% due Oct. 1, 2017	585,000	621,265	621,943	585,000	625,842	582,297
5.000%, due Oct. 1, 2018	430,000	459,576	462,886	430,000	463,309	433,135
5.250%, due July, 1, 2021	1,000,000	1,097,513	1,065,530	1,000,000	1,105,846	989,010

N.Y.S. Dormitory Authority Revs.
Personal Income Tax
5.500%, due March 15, 2011	1,000,000	1,023,557	1,062,630	1,000,000	1,037,598	1,056,070
5.500%, due March 15, 2018	1,155,000	1,273,117	1,279,163	1,155,000	1,286,958	1,228,943

Nassau County Interim, Fin. Auth., N.Y
5.750%, due November 15, 2013	1,100,000	1,110,225	1,161,402	1,100,000	1,115,397	1,174,085

Niagara Falls Bridge
Commission NY Toll Rev Hwy
1 MPT Series B
5.250%, due October 1, 2015	1,720,000	1,781,432	1,822,323	2,000,000	2,079,214	2,057,480

Oyster Bay, New York
5.00%, due February 15, 2015	150,000	169,806	168,984	-.-	-.-	-.-

Plainview Old Bethpage NY Central
School District
5.00% due December 15, 2020	250,000	291,190	288,953	-.-	-.-	-.-

Pleasantville N.Y. Public
Impt. Unlimited tax
5.000%, due January 1,2016	440,000	467,059	489,364	440,000	471,372	457,675

See accompanying notes and accountant's report.

TRIDAN CORP.

SCHEDULES OF INVESTMENTS IN MUNICIPAL OBLIGATIONS

(Unaudited)
	OCTOBER 31,

	2009			2008
	Principal	Amortized	Market	Principal	Amortized	Market
	Amount	Cost	Value	Amount	Cost	Value

Puerto Rico Electric Power
Authority Star & Stripe
5.500%, due July 1, 2017	$700,000	$761,095	$759,983	$700,000	$768,905	$696,612

Puerto Rico Commonwealth
Highway and Trans
5.500%, due July 1, 2015	500,000	537,439	550,095	500,000	543,637	521,150
6.250%, due July 1, 2016	285,000	319,472	324,461	285,000	324,333	310,052

Sachem Central School District
5.250%, due Oct. 15, 2019	500,000	546,661	586,725	500,000	551,333	510,425

Sales tax Asset Receivable Corp.
5.00%, due October 15,2017	275,000	301,412	303,300	-.-	-.-	-.-

Suffolk County Water
Authority
6.000%, due June 1, 2009	-.-	-.-	-.-	515,000	518,917	528,297

Suffolk County Judicial
FACS Agency
5.750%, due October 15, 2011	-.-	-.-	-.-	1,340,000	1,353,488	1,387,061

Triborough Bridge and Tunnel
Authority N.Y. Revs.
6.000%, due January 1, 2012	1,175,000	1,189,911	1,242,868	1,500,000	1,524,717	1,577,965
5.500%, due January 1, 2017	1,000,000	1,014,079	1,156,900	1,000,000	1,015,662	1,088,750
5.500%, due November 15, 2019	1,000,000	1,111,793	1,138,890	1,000,000	1,122,921	1,066,440

Village of Briarcliff
Public Impvt. Unlimited Tax
5.000%, due September 1, 2015	310,000	337,500	351,190	310,000	342,506	333,699
5.000%, due September 1, 2017	215,000	235,684	244,678	215,000	238,430	230,239

	$32,095,000	$33,791,562	$34,916,871	$33,865,000	$35,695,432	$35,152,518

See accompanying notes and accountant's report.

TRIDAN CORP.

STATEMENTS OF OPERATIONS

(Unaudited)

	SIX MONTHS ENDED
	OCTOBER 31,

	2009	2008
Investment income

Interest	$907,047	$938,907

Amortization of bond premium and discount - net	(145,926)	(143,762)

Total investment income	761,121	795,145

Expenses

Investment advisory fee	50,857	49,178

Professional fees	72,420	70,399

Directors' fees	38,500	38,500

Administrative fees	36,000	38,500

Insurance and administrative expenses	7,852	7,945

Total expenses	205,629	204,522

Investment income - net	555,492	590,623

Realized and unrealized gain on investments

Net realized gain on investments	55,525	11,985

Change in unrealized appreciation (depreciation) of investments for the period	136,987	(1,237,980)

Net gain (loss) on investments	192,512	(1,225,995)

Net increase (decrease) in assets resulting from operations	$748,004	$(635,372)

See accompanying notes and accountant's report.

TRIDAN CORP.

STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED OCTOBER 31,	YEAR ENDED APRIL 30,
	2009	2009
	(Unaudited)	(Audited)

Increase in net assets resulting from operations

Investment income - net	$555,492	$1,138,497
Net realized gain (loss) on investments	55,525	(52,666)
Change in unrealized appreciation	136,987	293,339

Net increase in net assets resulting from operations	748,004	1,379,170

Redemptions of 2,287.3825 (October 31, 2009) And 1,170.1549 shares (April 30, 2009)	(27,752)	(13,895)

Distributions to shareholders:
Net Investment income	(714,377)	(1,149,665)
Long-term capital gains – net	-.-	-.-

	(714,377)	(1,149,665)

Total increase	5,875	215,610
Net assets

Beginning of period	37,665,857	37,450,247

End of period	$37,671,732	$37,665,857

See accompanying notes and accountant's report.

TRIDAN CORP.

NOTES TO FINANCIAL STATEMENTS
SIX MONTHS ENDED OCTOBER 31, 2009 AND 2008

1.	Significant Accounting Policies

The following is a summary of the significant policies followed by Tridan Corp. (the "Company"), a closed-end, non-diversified management investment company registered under the Investment Company Act of 1940, in the preparation of its financial statements.

Acquisition and Valuation of Investments

Investment transactions are accounted for on the date the securities are purchased/sold (trade date) and interest on securities acquired/sold is included in income from/to the settlement date.  Investments are carried at amortized cost in the Company's accounting records but are shown at market value in the accompanying financial statements.  Short-term investments are stated at cost, which is equivalent to market value.

Fair values for the Company's investments in municipal obligations have been determined based on the bid price of the obligation, if available; if not available, such value is based on a yield matrix for similarly traded municipal obligations.  Securities for which quotations are not readily available are valued at fair value as determined by the Board of Directors.  There were no securities valued by the Board of Directors, which quotations were not readily available as of October 31, 2009 and 2008.

Amortization of Bond Premium or Discount

In determining investment income, bond premiums or discounts are amortized over the remaining term of the obligation.

Income Taxes

It is the Company's policy to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders.  Therefore, no income tax provision is required; however, the Company is subject to minimum New York State and local franchise taxes.

Interest income from municipal investments are exempt from Federal and state income taxes.

Cash and Cash Equivalents

The Company considers all investments that can be liquidated on demand to be cash equivalents.

	October 31,
	2009	2008

Cash	$8,895	$8,317
Cash equivalents – demand bonds and notes	2,327,495	467,625

	$2,336,390	$457,942

See accountant's report.

TRIDAN CORP.

NOTES TO FINANCIAL STATEMENTS
SIX MONTHS ENDED OCTOBER 31, 2009 AND 2008

1.	Significant Accounting Policies (continued)

The Company maintains all of its cash and cash equivalents in one financial institution.  At times, such balances may be in excess of amounts insured by the Federal Deposit Insurance Corporation.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.  Significant estimates are used when accounting for the valuation of securities and the realization of investment.

Concentration of Credit Risk

The value of the Company's investments may be subject to possible risks involving, among other things, the continued creditworthiness of the various state and local government agencies and public financing authorities underlying its investments.  The Company and its investment advisor periodically consider the credit quality of the Company's investments, and the Company adheres to its investment objective of investing only in investment grade securities.

2.	Accounts Payable and Accrued Liabilities

Accounts payable and accrued liabilities consisted of the following at:

	October 31,
	2009	2008

Accrued investment advisory fees (a)	$25,560	$25,000
Accrued fee - affiliate (b)	22,688	24,123
Accrued accounting fees and other	22,500	20,360

	$70,748	$69,483

(a)
The Company utilizes the services of J.P. Morgan Investment Management, Inc. (“J.P Morgan”) as its investment advisor and custodian for its investments.  The annual advisory fee is .28 of one percent of the net assets under management.  The fee is computed and payable quarterly, based on the aggregate fair value of the net assets on the last day of each fiscal quarter.

See accountant's report.

TRIDAN CORP.

NOTES TO FINANCIAL STATEMENTS
SIX MONTHS ENDED OCTOBER 31, 2009 AND 2008

2.	Accounts Payable and Accrued Liabilities (continued)

(b)
For the six months ended October 31, 2009 and 2008, the Company incurred legal fees of approximately $49,920 and $50,400, respectively, paid to the law firm of which an officer of the Company is a Member.

(c)	For the six months ended October 31, 2009 and 2008, the Company incurred audit fees of approximately $22,500 and $20,000, respectively.

3.	Investment Transactions

Purchases and sales of investments in municipal obligations (excluding short-term and demand investments) amounted to approximately $1,423,430 and $3,391,682, respectively, for the six months ended October 31, 2009 and $4,154,561 and $3,457,872, respectively, for the six months ended October 31, 2008.

The U.S. Federal income tax basis of the Company’s investments, at October 31, 2009 and 2008, was approximately $33,791,562 and $35,695,432, respectively, and net unrealized appreciation (depreciation) at October 31, 2009 and 2008, for U.S. Federal income tax purposes was approximately $1,125,306 and $(542,999), respectively (gross unrealized appreciation of approximately $1,201,844 and $448,325, respectively, gross unrealized depreciation of approximately $76,538 and $991,324, respectively).

4.	Common Stock, Net Asset Values and Share Redemption Plan

At October 31, 2009 and 2008, there were 6,000,000 shares of $0.02 par value common stock authorized of which 3,199,100 had been issued aggregating $63,982, and additional paid-in capital aggregating $312,787.

The Company’s share redemption plan permits "eligible shareholders" or their estates to have their shares redeemed upon reaching age 65 or upon death.  Shares are redeemed at the net asset value per share as of the end of the Company's fiscal quarter in which the request for redemption is received.  At October 31, 2009 and 2008, $1,113,127 (94,692.2142 shares), $1,085,376 (92,338.3216 shares), respectively, had been redeemed under this plan.

The net asset value per share is calculated by dividing the value of all assets less total liabilities by the number of common shares outstanding at the end of the period.

The net asset value per share and the shares outstanding were as follows:

	October 31,
	2009	2008
Net asset value:
- at market value of the
underlying investments	$12.13	$11.62
- at amortized cost	$11.77	$11.79

See accountant's report.

TRIDAN CORP.

NOTES TO FINANCIAL STATEMENTS
SIX MONTHS ENDED OCTOBER 31, 2009 AND 2008

4.	Common Stock, Net Asset Values and Share Redemption Plan (continued)

Shares outstanding at:
October 31, 2009	3,104,407.8580
October 31, 2008	3,106,761.6784

5.	Distributions

During the six months ended October 31, 2009 and 2008, distributions of $714,377 ($.23 per share) and $714,720 ($.23 per share), respectively, were declared and paid to shareholders, which, except for capital gains of $0 in 2009 and $0 in 2008, were exempt from Federal income taxes.  Distributions for the year ended April 30, 2009 were $1,149,665 ($.37 per share) and were exempt from Federal income taxes except for $0 of capital gains.

The tax character of distributions paid during the six months ended October 31, 2009 and 2008 and the year ended April 30, 2009 were as follows:

	Six Months Ended		Year Ended
	October 31,		April 30,
	2009	2008	2009
Distributions paid from
Tax exempt investment income, net	$713,976	$700,964	$1,136,927
Taxable Investment Income	401	13,756	12,738
Capital gains	-.-	-.-	-.-

	$714,377	$714,720	$1,149,665

As of October 31, 2009 and 2008 and April 30, 2009, the components of distributable earnings on a tax basis were as follows:

	October 31,	October 31,	April 30,
	2009	2008	2009

Overdistributed tax-exempt investment income, net	$(173,342)	$(127,383)	$(13,418)
Undistributed capital gains	(46,627)	(37,501)	(102,152)
Undistributed taxable investment income	(1,037)
Unrealized appreciation (depreciation) of investments, net	1,125,306	(542,999)	988,319

	$905,337	$(707,883)	$871,712

The Company has $46,627 and $37,501 of capital loss carry forwards as of October 31, 2009 and 2008, respectively.  The Company had no capital reclassification related to permanent book/tax differences for the six months ending October 31, 2009 and 2008.

See accountant's report.

TRIDAN CORP.

NOTES TO FINANCIAL STATEMENTS
SIX MONTHS ENDED OCTOBER 31, 2009 AND 2008

6.	Financial Highlights

Selected per share data and ratios

	SIX MONTHS ENDED OCTOBER 31,
	2009	2008	2007	2006	2005
Per share data:
(For a share of capital stock outstanding throughout the period):

Net asset value, beginning of year	$12.12	$12.05	$12.06	$12.04	$12.51

Income from investment operations:
Net investment income	0.18	0.19	0.19	0.20	0.22
Net realized and unrealized gain (loss) on investments	0.06	(0.39)	(0.02)	.18	(.27)

Total from investment operations	0.24	(0.20)	0.17	.38	(0.05)

Less distributions:
Dividends (from net investment income)	(0.23)	(0.23)	(0.23)	(0.20)	(0.23)
Capital gains	(0.00)	(0.00)	(0.00)	(0.05)	(0.02)

Total distributions	(0.23)	(0.23)	(0.23)	(0.25)	(0.25)

Net asset value - end of period	$12.13	$11.62	$12.00	$12.17	$12.21

Per share market value - end of period	$12.13	$11.62	$12.00	$12.17	$12.21

Total investment return	0.01%	-3.61%	-1.36%	1.08%	-2.40%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$37,672	$36,087	$37,302	$37,902	$38,064
Ratio of expenses to average net assets (Annualized)	1.09%	1.11%	1.08%	0.97%	0.94%
Ratio of net investment income – to average net assets (annualized)	2.95%	3.22%	3.21%	3.34%	3.54%

Portfolio turnover rate	9.36%	5.92%	1.98/ %	12.6%	5.2%

Average (simple) number of share outstanding (in thousands)	3,106	3,108	3,108	3,115	3,117

See accountant's report.

Item 2.	Code of Ethics

Not required in this report.

Item 3.	Audit Committee Financial Expert

Not required in this report.

Item 4.	Principal Accountant Fees and Services

Not required in this report.

Item 5.	Audit Committee of Listed Registrants.

Not required in this report.

Item 6.	Investments.

(a)	A schedule of registrant’s investments in securities of unaffiliated issuers as of October, 31, 2009 is included as part of the financial statement filed under Item 1 of this Form.

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable, because the registrant invests exclusively in non-voting securities.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

No change in the portfolio managers identified in the registrant’s most recent annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable, because the registrant has no equity securities that are registered pursuant to Section 12 of the Securities Exchange Act of 1934

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant does not have in place procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures

(a)
The registrant’s principal executive and principal financial officers have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c)) as of the end of the period covered by this report.  Based on that evaluation, said officers have concluded that the registrant’s disclosure controls and procedures are effective to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported within the required time periods.

(b)
There was no change in the registrant’s internal control over financial reporting that occurred during its last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a)	The following exhibits are filed herewith:

(2)	The separate certifications for the registrant’s principal executive and principal financial officers.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tridan Corp.

By (Signature and Title)	/S/ Peter Goodman
Peter Goodman, President and Chief Executive Officer

Date:     December 22, 2009

Pursuant to the requirements of the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/S/ Peter Goodman
Peter Goodman, President and Chief Executive Officer

Date:     December 22, 2009

By (Signature and Title)	/S/ Warren F. Pelton
Warren F. Pelton, Treasurer and Chief Financial Officer

Date:     December 22, 2009